CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A of Cagle’s, Inc. for the year ended April 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Douglas Cagle, Chief Executive Officer of Cagle’s, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, and

2. The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 4, 2006

By: /s/ J. Douglas Cagle

      J. Douglas Cagle

      Chief Executive Officer

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A of Cagle’s, Inc. for the year ended April 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Douglas Cagle, Chief Executive Officer of Cagle’s, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, and

2. The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 4, 2006

By: /s/ Mark M. Ham IV

      Mark M. Ham IV

      Chief Financial Officer